Exhibit 10.21

SECOND AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE
THIS SECOND AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE (this “Amendment”) is made as of February 18, 2014, by and between each of the entities listed on Exhibit A attached hereto (collectively, “Seller”), and AMERICAN REALTY CAPITAL VII, LLC, a Delaware limited liability company (“Buyer”).
WHEREAS, Buyer and Seller entered into that certain Agreement for Purchase and Sale, with an Effective Date of January 14, 2013, as amended by that certain First Amendment to Agreement for Purchase and Sale, dated as of February 13, 2014 (as amended, the “Agreement”), with regard to the Properties, as more particularly described in the Agreement. Buyer and Seller wish to amend the Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual promise contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree that the Agreement shall be amended as follows:

1.
Due Diligence Period. Notwithstanding anything in the Agreement to the contrary or any other agreements or understandings to the contrary between Buyer and Seller, the Due Diligence Period with respect to the Stockbridge Property and the Village Center Property shall expire at 8:59 PM EST on February 21, 2014. Notwithstanding the immediately preceding sentence, Buyer agrees that it has satisfied itself with all diligence matters as to the Stockbridge Property and the Village Center Property other than title and survey review, and hereby waives its right to terminate the Agreement during the Due Diligence Period as to the Stockbridge Property and the Village Center Property with respect to diligence matters other than title and survey matters.

2.
Miscellaneous. Except as expressly modified hereby the terms of the Agreement shall remain in full force and effect as written. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures on this Amendment which are transmitted electronically shall be valid for all purposes, however any party shall deliver an original signature of this Amendment to the other party upon request.

[Signatures appear on following page]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first set forth above.

BUYER:	SELLER:
AMERICAN REALTY CAPITAL VII, LLC, a Delaware limited liability company	ON BEHALF OF ALL SELLERS LISTED ON EXHIBIT A HEREOF (BUT NOT IN ITS INDIVIDUAL CAPACITY)
By: /s/ Edward M. Weil, Jr. Name: Edward M. Weil, Jr. Title: President	LASALLE MEDICAL OFFICE FUND II, a Maryland real estate investment trust
By: /s/ Jeffrey J. Zaleon Name: Jeffrey J. Zaleon Title: Vice President

EXHIBIT A
SELLERS

1.	PMB Arrowhead #2 LLC, a Delaware limited liability company – Arrowhead Medical Plaza II

2.	Grand Rapids LaSalle Medical Office, L.L.C., a Delaware limited liability company – 310 Lafayette MOB

3.	LMOF II Bowie Gateway, LLC, a Delaware limited liability company – Bowie Gateway Medical Center

4.	Group Six Properties Stockbridge, LLC, a Georgia limited liability company – Stockbridge Family Medical Center

5.	Village Center Parkway Office Building, L.L.C., a Georgia limited liability company – Village Center Parkway

6.	Creekside Medical Building, L.P., a Georgia limited partnership – Creekside MOB

7.	Benedictine LaSalle Medical Office, L.L.C., a Delaware limited liability company – Benedictine Cancer Center

8.	New Paltz LaSalle Medical Office, L.L.C., a Delaware limited liability company – New Paltz Medical Center

9.	New Windsor LaSalle Medical Office, L.L.C., a Delaware limited liability company – Medical Center of New Windsor

10.	Plank LaSalle Medical Office, L.L.C., a Delaware limited liability company – Plank Medical Center

11.	Cushing LaSalle Medical Office, L.L.C., a Delaware limited liability company – Cushing Center

12.	Slingerlands I LaSalle Medical Office, L.L.C., a Delaware limited liability company – Slingerlands Crossing Phase I

13.	Slingerlands II LaSalle Medical Office, L.L.C., a Delaware limited liability company – Slingerlands Crossing Phase II